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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 21, 2001
                                                  ------------------------------

                                J2 COMMUNICATIONS
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             (Exact name of registrant as specified in its charter)

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
         CALIFORNIA                              0-15284                                95-4053296
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(State or Other Jurisdiction             (Commission File Number)                      (IRS Employer
     of Incorporation)                                                              Identification No.)
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10850 WILSHIRE BOULEVARD, SUITE 1000, LOS ANGELES, CALIFORNIA           90024
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (310) 474-5252
                                                    ----------------------------

                                      NONE.
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          (former name or former address, if changed since last report)
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ITEM 5.       OTHER EVENTS.

         J2 Communications (the "Company") received notification from Nasdaq on December 21, 2001 indicating that the Company failed to comply with the requirements for continued listing on the Nasdaq SmallCap Market. The notification was made pursuant to Nasdaq Marketplace Rule 4310(c)(2)(B) for failure to meet the quantitative listing requirements contained in such rule and Rules 4350(e) and 4350(g) for failure by the Company to hold its annual meeting for the year 2000 within the time limits required under such rules. Accordingly, Nasdaq has notified the Company that its securities are subject to delisting from the Nasdaq SmallCap Market. The Company intends to request a hearing before the Nasdaq Listing Qualifications Panel to appeal Nasdaq's determination and the delisting will be stayed pending the Panel's decision. However, there can be no assurance that the Company's appeal for continued listing will succeed.

ITEM 7.       EXHIBITS.

99.      Press Release, dated December 24, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: December 26, 2001.



                                           J2 Communications

                                           By:  /s/ James P. Jimirro
                                                --------------------------------
                                                 Name:     James P. Jimirro
                                                 Title:    President